SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           GLENAYRE TECHNOLOGIES, INC.
                (Name of Registrant as Specified in its Charter)
    (Name of Person(s)Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

[GLENAYRE(TM) LOGO]                                        [Solutions for an
                                                            -----------------
                                                            @ctive World(TM)]


                           GLENAYRE TECHNOLOGIES, INC.
                       5935 Carnegie Boulevard, Suite 300
                         Charlotte, North Carolina 28209


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 17, 2001

     The 2001 Annual Meeting of the Stockholders of Glenayre Technologies, Inc., a Delaware corporation (the "Company"), will be held at the SouthPark Suite Hotel at 6300 Morrison Boulevard, Charlotte, North Carolina 28211, on May 17, 2001 at 11:00 a.m., local time, for the following purposes:

     1.  To elect three Class II Directors.

     2. To ratify the selection of Ernst & Young LLP as independent auditors to audit the financial statements of the Company.

     3. To transact any other business that may properly come before the 2001 Annual Meeting and any adjournment(s) thereof.

     The close of business on March 20, 2001 has been fixed as the record date for determination of stockholders entitled to notice of and to vote at the 2001 Annual Meeting and any adjournment(s) thereof.

     A Proxy Statement, a form of proxy, a Summary Annual Report to the stockholders of the Company, and a Form 10-K as filed with the Securities and Exchange Commission for the year ended December 31, 2000 are enclosed with this Notice.

     A list of stockholders entitled to vote at the 2001 Annual Meeting will be open to the examination of any stockholder for any purpose germane to the 2001 Annual Meeting, during ordinary business hours, for a period of 10 days prior to the 2001 Annual Meeting at the office of the Company at 5935 Carnegie Boulevard, Suite 300, Charlotte, North Carolina 28209.

     Stockholders are cordially invited to attend this meeting. Each stockholder, whether or not he or she expects to be present in person at the 2001 Annual Meeting, is requested to SIGN, DATE and RETURN THE ENCLOSED PROXY in the accompanying envelope as promptly as possible.

     A stockholder may revoke his or her proxy at any time prior to voting.


                                            BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/ Eric L. Doggett


                                           Eric L. Doggett
                                           President and Chief Executive Officer
April 6, 2001

                           GLENAYRE TECHNOLOGIES, INC.
                                 PROXY STATEMENT

                             THE 2001 ANNUAL MEETING


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of the Company of proxies for use at the 2001 Annual Meeting of Stockholders of Glenayre Technologies, Inc. (the "Company" or "Glenayre") to be held at the SouthPark Suite Hotel at 6300 Morrison Boulevard, Charlotte, North Carolina 28211, on May 17, 2001 at 11:00 a.m., local time, and at any adjournment(s) thereof.

Voting and Record Date

     As of March 20, 2001, the record date for the determination of stockholders of the Company entitled to notice of and to vote at the 2001 Annual Meeting, the Company had 64,649,031 shares of common stock, $.02 par value ("Common Stock"), outstanding and entitled to vote. Each holder of Common Stock at the close of business on March 20, 2001 will be entitled to one vote for each share so held of record. All votes at the 2001 Annual Meeting specified in this Proxy Statement will be by written ballot.

     Under rules followed by the National Association of Securities Dealers, Inc., brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on the election of directors. With respect to the other proposals presented to stockholders, no broker may vote shares held for customers without specific instruction from such customers. One-third of the total outstanding shares will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

Solicitation of Proxies

     Any stockholder giving a proxy for the 2001 Annual Meeting may revoke it at any time prior to the voting thereof by giving written notice to the Chairman or the Secretary of the Company by filing a later-dated proxy with either of them prior to the commencement of the 2001 Annual Meeting or by voting in person at the 2001 Annual Meeting. Proxies and notices of revocation should be mailed or delivered to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 for receipt by American Stock Transfer & Trust Company no later than two business days prior to the 2001 Annual Meeting, or should be deposited with the Chairman or the Secretary of the Company immediately prior to the commencement of the 2001 Annual Meeting.

     All shares of Common Stock represented by proxies will be voted at the 2001 Annual Meeting, and at any adjournment(s) thereof, as specified therein by the persons giving the proxies. If no direction is given, the proxy will be voted to elect the nominees listed under "ELECTION OF DIRECTORS," to ratify the selection of Ernst & Young LLP as independent auditors and in the discretion of the holders of the proxies on all other matters properly brought before the 2001 Annual Meeting and any adjournment(s) thereof.

     This Proxy Statement, the Notice of the 2001 Annual Meeting (the "Notice") and the form of proxy were first mailed to stockholders on or about April 6, 2001. The Company's principal executive offices are located at 5935 Carnegie Boulevard, Suite 300, Charlotte, North Carolina 28209, telephone (704) 553-0038.

     Solicitation of proxies is being made primarily by mail; however, there may also be further solicitation in person and by telephone at nominal cost by directors, officers, employees and agents of the Company, who will receive no additional compensation therefor. The Company will bear all costs of soliciting proxies including charges made by brokers and other persons holding stock in their names or in the names of nominees for reasonable expenses incurred in sending proxy material to beneficial owners and obtaining their proxies.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Listed in the following table are the beneficial owners known to the Company as of March 5, 2001, of more than 5% of the Company's outstanding Common Stock. In addition, this table includes the outstanding voting securities beneficially owned by each of the executive officers listed in the Summary Compensation Table, and the number of shares owned by directors and executive officers as a group. Percent Outstanding includes shares currently owned and shares subject to stock options exercisable within 60 days of March 5, 2001.


                                                             Amount and Nature of Beneficial Ownership
                                                             -----------------------------------------
                                                    Currently Owned       Acquirable Within          Percent
Name of Beneficial Owner                                   (1)                  60 Days            Outstanding
------------------------                            ---------------       -----------------        -----------
Clarke H. Bailey                                         63,942                 1,005,209                1.6%
Eric L. Doggett                                         116,942(2)                166,667                   *
Ramon D. Ardizzone                                          773                    43,334                   *
Donald S. Bates                                           1,096(3)                 50,000                   *
Matthew J. Desch                                            -0-                       -0-                   *
Peter W. Gilson                                             -0-                    50,000                   *
John J. Hurley                                          163,098                    57,500                   *
Thomas C. Israel                                      1,066,037(4)                158,875                1.9%
Stephen P. Kelbley                                          300(5)                 35,000                   *
Anthony N. Pritzker                                      59,500                    20,000                   *
Horace H. Sibley                                          5,000                    40,000                   *
Howard W. Speaks, Jr.                                       -0-                       -0-                   *
William W. Edwards                                        1,467                    39,002                   *
James F. Kelly                                            3,026                       -0-                   *
Bert C. Klein                                               -0-                    90,000                   *
Warren P. Neuburger                                         -0-                    70,001                   *
All  directors  and  executive  officers  as  a
  group (19 persons)                                  1,491,840                 1,887,923                5.1%
State of Wisconsin Investment Board (6)              12,657,000                       -0-               19.6%
Waddell & Reed Investment Management
  Company (7)                                         5,711,250                       -0-                8.8%

-------------------------------
* Less than 1%.

(1) In each case the beneficial owner has sole voting and investment power except as otherwise noted.
(2)  Includes 50,000 shares purchased on the open market on March 16, 2001.
(3)  Includes 539 shares held by Mr. Bates' spouse.
(4) Includes 1,030,000 shares owned by A.C. Israel Enterprises, Inc., a holding company specializing in private investments ("A.C. Israel"). Mr. Israel is Chairman and Chief Executive Officer of A.C. Israel. Mr. Israel has shared voting power with respect to the shares owned by A.C. Israel and may be deemed to have beneficial ownership of such shares.
(5)  Owned by Mr. Kelbley's spouse.
(6) The address of State of Wisconsin Investment Board ("SWIB") is P.O. Box 7842, Madison, Wisconsin 53707. This information is provided as of March 5, 2001 and is based on a Schedule 13G filed by SWIB as updated by letter dated March 20, 2001.
(7) The address of Waddell & Reed Investment Management Company ("WRIMC") is 6300 Lamar Avenue, Overland Park, KS 66202. WRIMC, an investment advisory subsidiary of Waddell & Reed, Inc., furnishes investment advice to various investment companies or other managed accounts. In its role as investment advisor, WRIMC possesses both voting and investment power over 5,711,250 shares of the Company's Common Stock. This information is provided as of December 31, 2000 and is based on a Schedule 13G filed by WRIMC.

                      EXECUTIVE OFFICERS OF THE REGISTRANT

     Following are the persons who were the executive officers of Glenayre as of March 31, 2001, their ages, their current titles and their positions held during the last five years:

Clarke H. Bailey; age 46; Director of the Company since December 1990; Chairman of the Company since October 1999; Chairman of the Executive Committee from March 1994 to September 1998; Vice Chairman of the Company from November 1992 to June 1996; Chief Executive Officer of the Company from December 1990 to March 1994; and Acting Chief Executive Officer of the Company from May 1994 to December 1994; Chairman and Chief Executive Officer of ShipXact.com, Inc. since January 1999; Chairman and Chief Executive Officer of United Acquisition Company and its parent, United Gas Holding Corporation, from February 1995 to January 1998; Chairman of Arcus, Inc. from July 1995 to January 1998; and Co-Chairman of Highgate Capital L.L.C. since February 1995.

Eric L. Doggett; age 41; Director, President and Chief Executive Officer of the Company since June 1999; Consultant and venture partner with Rein Capital, LLC., a management consulting company from January 1999 to June 1999; Senior Vice President, General Manager, Communications Products Group of Tandem Computers, a Compaq Company from 1996 to 1998; and various senior management positions including Vice President-Technology, Vice President-Marketing, Vice President and General Manager-International and Vice President and General Manager-DMS-10 Division with Nortel Networks' Public Carriers line of business, from 1984 to 1996.

Ken R. Berger; age 54; Senior Vice President, Quality and Customer Service of Glenayre Electronics, Inc., a wholly owned subsidiary of the Company ("GEI") since November 1999; Quality Leader and senior Director of Quality and Customer Satisfaction with Compaq Computer Corporation Telecommunications line of business and Tandem Computer Communications Product Group from January 1997 to November 1999; Regional Operations Manager for BellSouth Mobility DCS, Eastern North Carolina from June 1995 to January 1997; technical consultant with Motorola, Inc. from August 1994 to June 1995; and various senior technical management positions with Nortel Networks from 1984 to August 1994.

Wayne Chester; age 40; Senior Vice President - Wireless Products of the Company since May 2000; and Vice President - Product Management of the Company from 1995 to May 2000.

Beverley W. Cox; age 43; Senior Vice President, Human Resources of the Company from November 1996 to June 1998 and since September 1999; Senior Vice President, Human Resources and Corporate Communications of the Company from June 1998 to September 1999; Vice President, Human Resources of the Company from February 1995 to November 1996; and Corporate Director-Human Resources with the Company from October 1993 to February 1995.

William W. Edwards; age 51; Senior Vice President, Worldwide Sales of GEI since September 1999; various sales management positions with GEI from 1995 to September 1999; and various sales management positions with Centigram Communications Corporation, most recently as Vice President of Sales-U.S., from 1988 to 1995.

James F. Kelly; age 51; Senior Vice President, Chief Marketing Officer of the Company since May 2000; Vice President, Interactive Paging of Bellsouth Wireless Data, a subsidiary of Bellsouth Corporation from 1998 to May 2000; and Vice President, Sales, Marketing and Field Operations of American Paging, Inc. from 1996 to 1998.

Bert C. Klein; age 40; Senior Vice President Operations, Chief Financial Officer, Chief Accounting Officer, and Corporate Secretary and Treasurer of the Company since March 2000; Director of GTI Acquisition Corporation and Wireless Access since April 2000; Chief Financial Officer, Vice President of Finance and Administration and Vice President of Corporate Development for MessageMedia from 1998 to March 2000; and various senior finance, strategy and product development positions within MCI Worldcom from 1994 to 1998.

Warren K. Neuburger; age 47; Executive Vice President, Products of GEI since September 1999; President and General Manager-Integrated Network Group ("ING") of GEI from December 1998 to September 1999; Vice President and General Manager of the MVP product group of ING from July 1998 to December 1998; Vice President of Technology, Operations and Development of VoiceCom Systems from March 1995 to December 1997; President of The Neuburger Group, a management consulting company, from June 1994 to March 1995 and

January 1998 to June 1998; and various management positions with Digital Equipment Corporation from March 1983 through June 1994.

                              ELECTION OF DIRECTORS

     The Company's Board of Directors presently consists of 10 members. The Company's Certificate of Incorporation and By-laws provide that the Board of Directors shall be divided into three classes, each consisting, as nearly as may be possible, of one-third of the total number of directors, for terms of three years. At the 2001 Annual Meeting, three Class II Directors are to be elected. The Board of Directors has nominated John J. Hurley, Horace H. Sibley and Howard
W. Speaks, Jr. for election as Class II Directors to serve for three-year terms expiring at the Annual Meeting of Stockholders in 2004, and until their respective successors shall have been elected and qualified. Anthony N. Pritzker, a current Class II Director whose term will expire on the date of the 2001 Annual Meeting, is not standing for reelection. Mr. Hurley and Mr. Sibley are currently serving as directors of the Company.

     The Board of Directors recommends a vote FOR all of the nominees. The affirmative vote of a plurality of shares voted is required for the election of the nominees by the holders of the shares entitled to vote at a meeting at which a quorum is present. Provided a quorum is present, abstentions and shares not voted are not taken into account in determining a plurality. The shares represented by the proxies which the Board of Directors receives will be voted for the election of the three nominees in the absence of contrary instructions. Each of the nominees has indicated his willingness to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable. In the event that a vacancy arises among such nominees by death or any other reason prior to the 2001 Annual Meeting, the proxy may be voted for a substitute nominee or nominees designated by the Board of Directors.

     Biographical information follows for each person nominated and each person whose term as a director will continue after the 2001 Annual Meeting. The information concerning the directors and nominees has been furnished by them to the Company.

          Nominees for Election as Class II Directors at the 2001 Annual Meeting

                             Positions with Company, Business
Name                   Age   Experience and Other Directorships
----                   ---   ---------------------------------------------------

John J. Hurley         66    Director of the Company since November 1992;
                             Private investor since June 1996; Vice
                             Chairman of the Company from December 1994 to June 1996; President of the Company from
                             November 1992 to December 1994; Chief
                             Operating Officer of the Company from
                             November 1992 to March 1994; and Chief
                             Executive Officer of the
                             Company from March 1994 to May 1994. Director of
                             Preferred Networks, Inc.

Horace H. Sibley       61    Director of the Company since August 1997.
                             Partner with the law firm of King and Spalding since 1973.

Howard W. Speaks, Jr.  53    President and Chief Executive Officer of Triton
                             Network Systems, Inc., a wireless communications equipment company, since September 1999;
                             Executive Vice President and General Manager,
                             Network Operators Group of Ericsson, Inc. from
                             January 1999 to September 1999; Executive Vice
                             President and General Manager, Wireless Division of Ericsson, Inc. from January 1998 to December
                             1999; and Vice President, Western Region of
                             Ericsson, Inc. from 1995 to 1997. Director of
                             Triton Network Systems, Inc.

      Directors Continuing in Office as Class III Directors until the 2002
                                 Annual Meeting

                             Positions with Company, Business
Name                   Age   Experience and Other Directorships
----                   ---   ---------------------------------------------------

Ramon D. Ardizzone     63    Chairman of the Board of Directors of the Company
                             from June 1996 to September 1999; President and
                             Chief Executive Officer of the Company from
                             December 1998 to June 1999; President of the
                             Company from December 1994 to June 1996; Chief
                             Executive Officer of the Company from May 1995 through December 1996; Acting Chief Executive
                             Officer of the Company from December 1994 to May
                             1995; Director of the Company since November 1992;
                             Chief Operating Officer of the Company from June
                             1994 to December 1994; Acting Chief Operating
                             Officer of the Company from May 1994 to June 1994;
                             Executive Vice President of the Company from
                             November 1992 to December 1994; and Executive Vice
                             President of the Company in charge of Sales and Marketing from November 1992 to May 1994.

Eric L. Doggett        41    Director of the Company since June 1999; President
                             and Chief Executive Officer of the Company since
                             June 1999. Consultant and venture partner with Rein
                             Capital, LLC., a management consulting company, from January 1999 to June 1999; Senior Vice
                             President, General Manager, Communications Products
                             Group of Tandem Computers, a Compaq Company from
                             1996 to 1998; various senior management positions including Vice President-Technology, Vice
                             President-Marketing, Vice President and General
                             Manager-International, and Vice President and
                             General Manager-DMS-10 Division with Nortel
                             Networks' Public Carriers line of business, from 1984 to 1996. Director of Signal Soft Corporation.

Stephen P. Kelbley     58    Director of the Company since January 1997;
                             Executive Vice President of Springs Industries,
                             Inc., a home furnishings company ("Springs") since
                             1991; President of Springs' Home Furnishings
                             Operating Group since February 1998; President of
                             Springs' Diversified Home Products Group since
                             January 1997; President of Springs' Diversified
                             Group from May 1995 to January 1997; President of
                             Springs' Specialty Fabrics Group from March 1994 to
                             May 1995; and Chief Financial Officer of Springs from 1991 to 1994. Director of Connectivity
                             Technologies, Inc.

       Directors Continuing in office as Class I Directors until the 2003
                                 Annual Meeting

                             Positions with Company, Business
Name                   Age   Experience and Other Directorships
----                   ---   ---------------------------------------------------

Clarke H. Bailey       46    Director of the Company since December 1990;
                             Chairman of the Company since October 1999;
                             Chairman of the Executive Committee from March 1994 to September 1998; Vice Chairman of the Company from November 1992 to June 1996; Chief Executive
                             Officer of the Company from December 1990 to March
                             1994; and Acting Chief Executive Officer of the
                             Company from May 1994 to December 1994; Chairman and Chief Executive Officer of ShipXact.com, Inc.
                             since January 1999; Chairman and Chief Executive
                             Officer of United Acquisition Company and its parent, United Gas Holding Corporation, from
                             February 1995 to January 1998; Chairman of Arcus,
                             Inc. from July 1995 to January 1998; and
                             Co-Chairman of Highgate Capital L.L.C. since
                             February 1995. Director of Connectivity
                             Technologies, Inc., Swiss Army Brands, Inc., SWWT,
                             Inc. and Iron Mountain Incorporated.

Donald S. Bates        72    Director of the Company since January 1997; Private
                             consultant in the electronics and
                             telecommunications industry since 1988; and employed by General Electric Company from 1951 to 1981 holding various managerial positions in electronics, communications and computing services retiring as Senior Vice
                             President and Group Executive.

Peter W. Gilson        61    Director of the Company since March 1997; Chairman
                             of the Board of Directors of Swiss Army Brands,
                             Inc. since May 1998; Chairman of the Executive
                             Committee of Swiss Army Brands, Inc. from 1994 to
                             May 1998. President, Chief Executive Officer and
                             Director of Physician Support Systems, Inc. from
                             1991 to December 1997; and non-executive Chairman of the Board of Directors of SWWT, Inc.

Matthew J. Desch*      43    Chairman of Airspan Networks, Inc., a broadband
                             wireless access provider to global carriers, since
                             July 2000; Executive Vice President and President,
                             Global Service Providers, of Nortel Networks Corp.
                             from 1999 to May 2000; President, Wireless
                             Solutions & Group Executive, Caribbean & Latin
                             America, of Nortel Networks Corp. from 1996 to
                             1999; and Group Vice President and General Manager,
                             Wireless Networks, of Nortel Networks Corp. from
                             1995 to 1996. Director of Interwave Communications
                             International Ltd.
-------------------------------
* Mr. Desch was elected as a Class I Director by the Board of Directors to fill the vacancy created when Thomas C. Israel resigned his position as a Class I Director effective April 2, 2001.

Committees of the Board of Directors and Meeting Attendance

     The Board of Directors met six times during the last fiscal year. The Board of Directors has standing Executive, Audit, Compensation and Plan Administration Committees. The functions and membership of each are set forth below. The Board of Directors has no standing nominating committee.

     The Executive Committee currently consists of Messrs. Ardizzone, Bailey, Doggett and Gilson. The Executive Committee met nine times during the last fiscal year. The Executive Committee exercises the full powers of the Board of Directors to the extent permitted by law between Board of Directors meetings.

     The Audit Committee currently consists of Messrs. Kelbley, Hurley and Israel. The Audit Committee met four times during the last fiscal year. The function of the Audit Committee is to review the internal accounting control procedures of the Company, review the consolidated financial statements of the Company and review with the independent public accountants the results of their audit.

     The Compensation Committee currently consists of Messrs. Gilson, Kelbley and Pritzker. The Compensation Committee met two times during the last fiscal year. The Compensation Committee exercises all powers of the Board of Directors in connection with compensation matters, other than those matters which are subject to the administration of the Plan Administration Committee.

     The Plan Administration Committee currently consists of Messrs. Bates and Sibley. The Plan Administration Committee met one time during the last fiscal year. The function of the Plan Administration Committee is to administer the 1996 Incentive Stock Plan and the Long-Term Incentive Plan.

     Each member of the current Board of Directors attended 75% or more of the aggregate number of meetings of the Board of Directors and the meetings of all committees of the Board of Directors on which he served during the last fiscal year.

                                  COMPENSATION

Compensation of Directors

     Mr. Bailey is being paid a salary at the annual rate of $200,000 for serving as Chairman of the Board of Directors for a one-year period from October 1, 2000 through September 30, 2001. Under the Company's By-laws, the Chairman of the Board is considered an officer of the Company. The compensation plan for non-employee directors is: (i) an annual fee of $18,000 plus $2,000 for attendance at each Board of Directors' meeting; (ii) an annual fee of $2,000 for each committee participation; and (iii) an annual fee of $2,000 for each committee chair participation except the Executive Committee chair position which receives $10,000. Additionally, non-employee directors receive automatic formula-based awards of options to purchase 30,000 shares of Common Stock upon initial appointment to the Board of Directors and on each third anniversary thereafter. No fees are paid to employee directors in addition to their regular compensation. All directors are reimbursed for their reasonable travel and accommodation expenses incurred with respect to their duties as directors.

Executive Compensation

     The following table sets forth certain information with respect to compensation paid to the named Executive Officers during 2000:

                           Summary Compensation Table


                                                                                       Long Term
                                                  Annual Compensation                 Compensation
                                       -------------------------------------------   ---------------
                                                                                       Number of
                                                                                       Securities
                                                                   Other Annual        Underlying       All Other
Name and Principal                                                 Compensation         Options        Compensation
Position                      Year     Salary ($)    Bonus ($)        ($) (1)         Granted (#)          ($)
---------------------------   ------   -----------   ----------   ----------------   ---------------  ---------------

Eric L. Doggett (2)           2000      431,006       387,905       54,516(3)            75,000         10,553(4)
President and Chief           1999      211,544       227,700             ---           500,000          3,360(5)
Executive Officer of the
Company

William W. Edwards (6)        2000     286,557         60,000             ---            47,000          7,621(4)
Senior Vice President,        1999     344,312            ---             ---            55,000          7,649(7)
Worldwide Sales of GEI

James F. Kelly(8)             2000     139,269        173,879             ---           100,000          7,227(4)
Senior Vice President and
Chief Marketing Officer

Bert C. Klein (9)             2000      177,122       231,660     170,334(10)           270,000          7,147(4)
Chief Financial Officer,
Chief Accounting Officer,
Senior Vice President,
Operations and Corporate
Secretary

Warren K. Neuburger           2000      250,000       105,000             ---                --          7,511(4)
Executive Vice President,     1999      212,466       134,793             ---           115,000            665(5)
Products of GEI               1998       79,904        19,434             ---            40,000            487(5)

-------------------------
(1) While officers enjoy certain perquisites, unless set forth otherwise, such perquisites do not exceed the lesser of $50,000 or 10% of such officer's salary and bonus.
(2)  Mr. Doggett was first elected an executive officer in June 1999.
(3) Includes $42,816 of relocation expenses, $900 of private club expenses and $10,800 for a car allowance.
(4) Includes a matching contribution to a defined contribution plan of $6,800 and life insurance premiums paid by the Company.
(5)  Represents life insurance premiums paid by the Company.
(6)  Mr. Edwards was first elected an executive officer in September 1999.
(7) Includes a matching contribution to a defined contribution plan of $6,400 and life insurance premiums paid by the Company.
(8)  Mr. Kelly was first elected an executive officer in May 2000.
(9)  Mr. Klein was first elected an executive officer in May 2000.
(10) Includes $164,734 of relocation expenses and $5,600 for a car allowance.

         The following table sets forth information with respect to grants of stock options to the named Executive Officers during 2000:


                                              Option Grants in 2000

                                                Individual Grants
                              --------------------------------------------------------------    -------------
                                 Number of         % of Total
                                 Securities         Options        Exercise
                                 Underlying        Granted to      or Base         Original        Grant Date
                              Options Granted      Employees        Price         Expiration        Present
Name                              (1) (#)           in 2000       ($/Share)         Date           Value (2)
--------------------------    -----------------    -----------    ----------    ------------    -------------
Eric L. Doggett                     75,000             3.4%          8.19       05/31/10          $397,958
William W. Edwards                   7,000             0.3%         17.56       03/31/10            79,662
William W. Edwards                  40,000             1.8%          8.19       05/31/10           212,243
James F. Kelly                     100,000             4.6%          8.19       05/31/10           530,609
Bert C. Klein                      270,000            12.4%         12.75       04/27/10         2,231,008

-------------------------
(1) Options granted are subject to a three-year vesting schedule with one-third vesting equally on each anniversary date of the grant. Vesting may be accelerated in certain events relating to a change in control of the Company, as defined. Additionally, vesting of options granted to Mr. Doggett and Mr. Klein may be accelerated due to the termination of their employment in certain events. (See "Employment Agreements-Doggett Agreement and Klein Agreement.")

(2) Based on the Black-Scholes option pricing model adapted for use in valuing executive stock options. The estimated values under the model are based on subjective assumptions as follows: options to be exercised in 2 to 4 years, stock price volatility at 1.03, annual dividend yield of 0% and a risk-free interest rate of 5.8% . No downward adjustments are made to the resulting grant-date option values to account for potential forfeitures or non-transferability of the options. The actual value of the options depends upon the actual performance of the Company's stock during the applicable period.

         The following table sets forth certain information with respect to the number and value of options held by the named Executive Officers at the end of 2000:

                       Aggregated Option Exercises In 2000
                         And 2000 Year-End Option Values

                                                             Number of Securities
                                                            Underlying Unexercised         Value of Unexercised
                                                           Options at December 31,        In-the-Money Options at
                                                                   2000 (#)              December 31, 2000 ($) (1)
                                                         -----------------------------  ----------------------------
                               Shares       Value
                            Acquisition     Realized
Name                        Exercise (#)       ($)       Exercisable    Unexercisable   Exercisable    Unexercisable
-------------------------   -------------   ----------   ------------   --------------  ------------   -------------
Eric L. Doggett                  --              --        166,667         408,333        $15,000          $30,000
William W. Edwards           21,000         336,000         35,001          91,999          8,834           17,666
James F. Kelly                   --              --             --         100,000             --               --
Bert C. Klein                    --              --             --         270,000             --               --
Warren K. Neuburger              --              --         65,001          89,999         17,667           35,333

-------------------------
(1) Represents the difference between the closing market price of the Common Stock on the Nasdaq National Market System on December 29, 2000 and the exercise price of the options.

Employment Agreements

         Doggett Agreement. The Company is party to an employment agreement with Mr. Doggett dated as of June 18, 1999 (the "Doggett Agreement"), which provides for his employment as President and Chief Executive Officer of the Company through June 17, 2001. Thereafter, the term of the Doggett Agreement is automatically extended for successive two-year renewal terms. Mr. Doggett is entitled to an annual salary of $455,800, which may be increased but not decreased based upon an annual salary review. In 2001, pursuant to the Doggett Agreement, Mr. Doggett is entitled to participate in a cash bonus program under which he may receive an annual cash bonus of up to 150% of base salary based on the achievement of the Company's operating target earnings as established by the Board of Directors.

         If Mr. Doggett's employment is terminated by the Company before the completion of the term of the Doggett Agreement without "Cause" as defined, or if Mr. Doggett resigns his employment for "Good Reason" as defined, the Company is required to pay Mr. Doggett a lump sum equal to two times his annual rate of base salary at the time of such termination. In addition, if Mr. Doggett's employment is terminated because of his resignation for "Good Reason," by the Company without "Cause," Mr. Doggett's death or his "Total and Permanent Disability" as defined, he (or his estate) is entitled to a pro rata share of the cash bonus for the fiscal year of the Company in which such termination occurs. If Mr. Doggett's employment had been terminated without "Cause" or if Mr. Doggett resigned for "Good Reason," as of March 31, 2001, payments under the Doggett Agreement would have been $997,063. If Mr. Doggett's employment terminates upon expiration of the term of the Doggett Agreement, the Company must pay Mr. Doggett a lump sum equal to the annual rate of base salary being paid to him at the time of such termination unless he refuses to negotiate with the Company for a renewal agreement substantially similar to the Doggett Agreement.

         Under the terms of the Doggett Agreement, if Mr. Doggett resigns or is terminated in contemplation of or following a "Change in Control" of the Company as defined, the Company is required to pay Mr. Doggett a lump sum equal to two and one-half times his annual rate of base salary at the time of such termination in addition to a pro rata share of the incentive plan bonus which, as of March 31, 2001 would have been $1,224,963.

         If Mr. Doggett's employment is terminated for any reason other than "Cause" or his resignation without "Good Reason" as defined in the Doggett Agreement other than at the end of a term, (i) all options held by Mr. Doggett to purchase the Company's Common Stock at the termination date shall become fully vested and (ii) all options shall become immediately exercisable and shall remain exercisable for a period of 12 months following the termination of employment.

         Klein Agreement. The Company is party to an agreement with Mr. Klein, dated as of April 27, 2000 (the "Klein Agreement"), which provides for him to serve as Senior Vice President and Chief Financial Officer of the Company through April 26, 2002. The terms and conditions of the Klein Agreement are substantially the same as those contained in the Doggett Agreement, except that Mr. Klein's base salary is $285,000. In 2001, pursuant to the Klein Agreement, Mr. Klein is entitled to participate in a cash bonus program under which he may receive an annual cash bonus of up to 130% of base salary based on the achievement of the Company's operating target earnings as established by the Board of Directors and Mr. Klein's performance evaluation for 2001. As of March 31, 2001, if (i) Mr. Klein's employment had been terminated without "Cause" or Mr. Klein resigned for "Good Reason" or (ii) if Mr. Klein's employment had been terminated in contemplation of or following a "Change in Control," payments under the Klein Agreement would have been $616,313 and $758,813, respectively.

     Executive Severance Benefit Agreements. The Company is party to an agreement with Mr. Neuburger (the "Neuburger Agreement"), dated January 14, 1999 that entitles Mr. Neuburger to certain benefits if a "Change in Control" occurs and if Mr. Neuburger's employment is terminated within three years after the "Change in Control" for any reason other than for Mr. Neuburger's (i) death;
(ii) disability; (iii) retirement; (iv) termination for "Cause" as defined in the Neuburger Agreement; or (v) voluntary termination other than for "Good Reason" as defined in the Neuburger Agreement.

     In the event of such termination, the Company shall pay Mr. Neuburger a lump sum equal to (i) 250% of the greater of the base salary in effect on such termination date or in effect on the date immediately preceding the "Change in Control" date and (ii) a pro rata share of any bonus in which Mr. Neuburger participates for the fiscal year in which such termination occurs.

     Additionally, the Company is a party to Executive Severance Benefit Agreements between the Company and individually with Mr. Edwards (dated February 3, 2000) and Mr. Kelly (dated September 19, 2000) which are identical in all material respects to the Neuburger Agreement.

Compensation Committee Interlocks and Insider Participation

     During fiscal 2000, Messrs. Gilson, Kelbley and Pritzker served on the Compensation Committee and Messrs. Bates and Sibley served on the Plan Administration Committee. None of such persons has ever been an officer or employee of the Company.

Report of the Compensation and Plan Administration Committees on Executive Compensation

     The Company's Board of Directors approves all compensation decisions (other than with respect to stock options) with regard to executive officers, including the Chief Executive Officer, based on recommendations from the Compensation Committee. The Compensation Committee is responsible for the establishment of all compensation and benefit programs, excluding the Company's Long-Term Incentive Plan (the "1991 Plan") and the 1996 Incentive Stock Plan (the "1996 Plan"), as well as the overall monitoring of those programs. The Plan Administration Committee is responsible for administering the 1996 Plan and the 1991 Plan. The Company's compensation philosophy and executive compensation programs are discussed in this report.

     Executive Compensation Philosophy. In general, executive officers who are in a position to make a substantial contribution to the success and growth of the Company should have interests similar to those of the stockholders. Executive officers should be motivated by and benefit from increased stockholder value. Therefore, the Company believes that executive officers should hold a meaningful equity position in the Company through the purchase of Common Stock and/or the award of options to purchase Common Stock.

     The Company also believes that a significant percentage of an executive officer's cash compensation, consisting of salary and bonus, should be based in 2001 on performance ranked in the following order for executive officers: (i) Company performance and (ii) individual performance.

     The Company's Board of Directors believes that the executive compensation program must be competitive with those of other companies of comparable size and complexity in order to attract, retain and motivate talented individuals.

     Executive Compensation Program. The Company's compensation program consists of base salary, annual incentive bonus (paid in cash) and long-term incentives, generally in the form of options to purchase Common Stock.

     Base Salary. The Compensation Committee generally reviews and determines the relative levels of base salary for executive officers on an annual basis. In determining the levels of base salary for an executive officer, the Compensation Committee considers relative levels of responsibility, individual and Company performance and cost of living increases.

     Annual Incentive Compensation. During 2000, executive and operating officers participated in cash bonus programs. The goal of these programs is to motivate and provide incentive to the key managers of the Company to maximize profits. The cash bonus programs for 2000 provide for a payment of cash awards to corporate executive and operating officers except Mr. Bailey based in part on the individual officer's performance and in part on the Company's earnings. During 2000, Mr. Bailey was not eligible to participate in the cash bonus program. Under the cash bonus program, bonus payouts vary proportionately as a result of the Company achieving various levels of target results earnings established by the Board of Directors. Bonus payouts also vary depending on the individual officer's performance evaluation for the year. Based on the Company's achieving 100% of its 2000 target earnings, Mr. Doggett was eligible to be paid a cash award equal to 75% of his 2000 base salary. Based on the Company's achieving 100% of its 2000 target earnings and depending on individual performance evaluations, bonus payouts for each corporate executive and operating officer, except for Messrs. Bailey and Doggett, ranged from 0% to 70% of each officer's annual base salary. To the extent between 100% and 200% of target earnings are achieved bonus payouts are proportionately increased.

     Chief Executive Officer Compensation. Mr. Doggett served as Chief Executive Officer in 2000. In accordance with the Doggett Agreement, Mr. Doggett was eligible to participate in the Company's incentive bonus program in 2000, and earned $387,905 based on the operating performance of the Company during 2000.

     Long-Term Incentives. In May 1996, the Company established the 1996 Plan to provide for various types of equity-related awards to (i) promote the success and enhance the value of the Company by linking the personal interests of participants to those of the Company's stockholders, and by providing participants with an incentive for outstanding performance and (ii) provide flexibility to the Company in its ability to motivate, attract and retain the services of participants upon whose judgment, interest and special effort the successful conduct of its operation is largely dependent.

     Under the 1996 Plan, the Plan Administration Committee has the discretion to determine who will be given awards in any year, the types of awards to be made (such as stock options, stock appreciation rights, restricted stock or other awards) and the number of shares of Common Stock to be covered by a particular award. In determining whether to make an award to a particular executive officer and the size of such award, the Plan Administration Committee considers the executive officer's level of responsibility within the Company, prior awards made to the executive officer, individual and Company performance and the amount of the executive officer's other compensation components.

     Section 162 (m). The Revenue Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code of 1986 (the "Code"). Code Section 162(m) provides that compensation paid to a company's chief executive officer and the four other highest paid executive officers employed by the company at year-end will not be deductible by the company for federal income tax purposes to the extent such compensation exceeds $1.0 million. Code Section 162(m) excepts from this limitation certain "performance-based compensation."

     Although base salary and bonuses paid to the named Executive Officers have traditionally been well under $1.0 million, compensation from the exercise of stock options can cause a named Executive Officer to have compensation in excess of $1.0 million. However, all options granted to the named Executive Officers prior to October 1993 are exempt from Code Section 162(m) under a "grandfather" provision. In May 1994, the Company's stockholders approved an amendment to the terms of the 1991 Plan so that, among other things, awards from that date under the 1991 Plan qualified as "performance-based compensation." Under the terms of the 1996 Plan, awards may qualify as "performance-based compensation."

     This report is submitted by the Compensation Committee and the Plan Administration Committee which currently consists of the following members:

        Compensation Committee                     Plan Administration Committee
        ----------------------                     -----------------------------
        Peter W. Gilson, Chairman                  Donald S. Bates, Chairman
        Stephen P. Kelbley                         Horace H. Sibley
        Anthony N. Pritzker

Audit Committee Report

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee's role includes a particular focus on the qualitative aspects of financial reporting to shareholders and on the Company's processes and procedures for the management of business and financial risks. A full description of the Audit Committee's primary responsibilities, operating principles, and relationship with internal and external auditors is contained in the Audit Committee Charter, which is attached to this proxy statement. For the fiscal year ended December 31, 2000, the Audit Committee was composed of Messrs. Kelbley, Hurley and Israel, each of whom is "independent" under the listing standards of the Nasdaq Stock Market, Inc.

         In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality and the acceptability of the Company's financial reporting and controls.

         The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and the acceptability of the Company's financial reporting and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the auditors' written disclosures required by the Independence Standards Board.

         The Committee also discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Committee meets periodically with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

         In reliance on the review, discussions and disclosures referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements for fiscal 2000 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

                                                    Stephen P. Kelbley, Chairman
                                                    John J. Hurley
                                                    Thomas C. Israel

Performance Graph

     The following graph compares the cumulative total return on $100 invested on December 31, 1995 in each of the Company's Common Stock, the Standard & Poor's 500 Stock Index and the Standard & Poor's Communication Equipment Manufacturers Index at the end of each fiscal year through 2000. The returns are calculated assuming the reinvestment of dividends. The Company has not paid any cash dividends during the period covered by the graph below. The stock price performance shown on the graph below is not necessarily indicative of future stock price performance.

[LINE CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Company/Index Name             1995          1996           1997          1998          1999         2000
-------------------------    ----------    ----------     ----------    ----------    ----------    --------
Glenayre                        $100           $  52          $  24         $  11         $  27       $   9
S&P 500                          100             123            164           211           255         232
S&P CEMI                         100             117            153           269           590         258

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mr. Ardizzone's son, Dale Ardizzone, was paid $73,666 by the Company for legal services provided to the Company during 2000.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires that directors and officers of the Company and persons who beneficially own more than 10% of the Common Stock file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock of the Company. Directors, officers and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports, and amendments thereto, furnished to the Company and written representations that no other reports were required, during 2000 all reports required by Section 16(a) to be filed by its directors, officers and greater than 10% beneficial owners were filed on a timely basis, except that Mr. Gilson filed a late Form 5 reporting one transaction.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Ernst & Young LLP as independent auditors to audit the financial statements of the Company and its subsidiaries for the year ending December 31, 2001. This selection is being presented to the stockholders for their ratification or rejection at this Annual Meeting. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting with an opportunity to make a statement if they desire to do so, and the representatives are expected to be available to respond to appropriate questions. The Audit Committee has considered whether the provision of services by Ernst & Young LLP other than the audit of the financial statements of the Company for fiscal 2000 and the review of the financial statements for the first three quarters of fiscal 2000 is compatible with maintaining Ernst & Young LLP's independence.

Audit Fees. Fees for the 2000 annual audit and the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the first three quarters in 2000 were $281,000.

All Other Fees. All other fees for 2000 were $368,000 including audit related services of approximately $123,800 and nonaudit services of $244,200. Audit related services generally included fees for benefit plan and statutory audits, business process and controls review and accounting standard and transaction consultations.

Financial Information Systems Design and Implementation Fees. Ernst & Young LLP did not bill the Company for professional services rendered during fiscal 2000 for the design and implementation of financial information systems.

     The Board of Directors recommends a vote FOR the ratification of the selection of Ernst & Young LLP as independent auditors to audit the financial statements of the Company and its subsidiaries for the year ending December 31, 2001, and proxies solicited by the Board of Directors will be so voted unless stockholders specify a different choice. If the stockholders do not ratify the selection of Ernst & Young LLP, the selection of independent auditors will be reconsidered by the Board of Directors.

                            PROPOSALS OF STOCKHOLDERS

     Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders to be held in 2002 must be received in writing by the Secretary of the Company no later than December 7, 2001 to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting. In addition, if the Company receives notice of a stockholder proposal after March 18, 2002 such proposal will be considered untimely and the persons named in the proxy statement and form of proxy for the 2002 Annual Meeting of Stockholders will have discretionary authority to vote on such proposal without discussion of that matter in the proxy statement and without such proposal appearing as a separate item on the proxy card.

                                  OTHER MATTERS

     The Board of Directors does not know of any matters to be presented at the 2001 Annual Meeting other than those set forth in the Notice. However, if any other matters do come before the 2001 Annual Meeting, it is intended that the holders of the proxies will vote thereon in their discretion.

                           GLENAYRE TECHNOLOGIES, INC.

                             AUDIT COMMITTEE CHARTER

                                     Purpose

         The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors of Glenayre Technologies, Inc. (the "Company") in fulfilling its oversight responsibilities by reviewing (1) the financial reports and other financial information provided by the Company to any governmental body or the public; (2) the Company's systems of internal controls regarding finance and accounting that management and the Board have established; and (3) the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Committee shall:

         o Serve as an independent and objective party to monitor the integrity of the Company's financial reporting processes and systems of internal controls.

         o Review and evaluate the independence and performance of the Company's independent auditors and internal auditors.

         o Provide an open avenue of communication among the independent auditors, financial and senior management, the internal auditors and the Board of Directors.

         The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the Company. The Committee may retain, at the Company's expense, special legal, accounting and other consultants or experts it deems necessary in the performance of its duties.

                                   Membership

         The Committee shall consist of at least three independent Board members. "Independent" Board members are non-officer members who are free of any relationship to the Company that may interfere with the exercise of independent judgment. The following persons shall not be considered independent:

         o a director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

         o a director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan or non-discretionary compensation;

         o a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

         o a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; and

         o a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

         Committee members should have (1) knowledge of the primary industries in which the Company operates; (2) the ability to read and understand fundamental financial statements, including the balance sheet, income statement, statements of cash flow and key performance indicators; and (3) the ability to understand key business and financial risks and related controls and control processes.

         Committee appointments, including that of the Chairman, shall be approved by the full Board. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

                            Primary Responsibilities

The Committee shall review and assess:

         o This Charter - The adequacy of this Charter annually and recommend any changes to the Board for approval.

         o Risk Management - The Company's business risk management process, including the adequacy of the Company's overall control environment and controls in selected areas representing significant financial and business risk.

         o Annual Reports and Other Major Regulatory Filings - All major financial reports in advance of filings or distribution (including whether the Committee should recommend inclusion of the audited financial statements in the Company's Annual Report on Form 10-K).

         o Internal Controls and Regulatory Compliance - The Company's system of internal controls for detecting accounting and reporting financial errors, fraud and defalcations, legal violations, and noncompliance with the corporate code of conduct.

         o Internal Audit - The annual internal audit plan and the process used to develop the plan. The status of internal audit activities, significant findings, recommendations and management's response.

         o Regulatory Examinations - SEC inquiries and the results of examinations by other regulatory authorities in terms of important findings, recommendations, and management's response.

         o External Audit - External auditor independence and the overall scope and focus of the annual/interim audits, including the scope and level of involvement with unaudited quarterly or other interim period information.

         o Financial Reporting and Controls - Key financial statement issues and risks, their impact or potential effect on reported financial information; the processes used by management to address such matters, related auditor views, and the basis for audit conclusions; important conclusions on interim and/or year-end audit work in advance of the public release of financials; the views of management and internal and external auditors on the overall quality of annual and interim financial reporting.

         o Auditor Recommendations - Important internal and external auditor recommendations on financial reporting, controls, other matters and management's response.

         o Accounting Principle Changes - Changes in important accounting principles and the application thereof in both interim and annual financial reports.

The Committee shall review, assess and approve:

         o    The Company's code of conduct.

         o    The internal auditor charter and internal audit leadership.

         o    Significant conflicts of interest and related-party transactions.

         o    External auditor performance and changes in external auditors.

                              Operating Principles

         In fulfilling its responsibilities the Committee shall adhere to the following operating principles:

         o Communications - Members of the Committee shall, to the extent appropriate, have contact throughout the year with senior management, other committee chairmen, external and internal auditors and other key committee advisors to strengthen the Committee's knowledge of relevant business issues.

         o Annual Agenda - The Committee, with input from management and other key Committee advisors, shall develop an annual agenda responsive to the primary responsibilities outlined above.

         o Meeting Agenda - Individual meeting agendas shall be the responsibility of the Committee chairman. It is expected that the chairman will seek input from other Committee members, management and key Committee advisors in this process.

         o Committee Expectations and Information Needs - The Committee shall communicate the nature, timing and extent of Committee information needs to management, internal audit and external parties, including external auditors.

         o Written Materials - Written materials shall be received from management, auditors, and others sufficiently in advance of meeting dates to permit Committee members to review them thoroughly prior to the meeting.

         o External Resources - The Committee is authorized to access such internal and external resources as the Committee requires in order to carry out its responsibilities.

         o Committee Meeting Attendees - The Committee shall request members of management, counsel, internal and external auditors, as appropriate, to participate in Committee meetings. Periodically and at least annually, the Committee shall meet in private session with only the Committee members. Either internal or external auditors, or counsel, may, at any time, request a meeting with the Committee or Committee chairman with or without management attendance. In any case, the Committee shall meet in executive session separately with internal and external auditors at least annually.

         o Reporting to the Board of Directors and Management - The Committee, through the Committee chairman, shall report periodically, as deemed necessary, but at least annually, to the full Board and management. In addition, summarized minutes from Committee meetings shall be available to each Board member upon request.

         o Committee Self-Assessment - The Committee shall annually review, discuss and assess its own performance as well as the Committee role and responsibilities. Changes in role and/or responsibilities, if any, shall be recommended to the full Board for approval.

         o Meeting Frequency - The Committee shall meet at least once a year. Additional meetings shall be scheduled as considered necessary by the Committee or the chairman.

         o Reporting to Shareholders - The Committee shall make available to shareholders a summary report on the scope of its activities. This may be identical to the report that appears in the Company's proxy statement.

                Relationship with External and Internal Auditors

         o The external auditors are responsible to the Board of Directors and the Committee as representatives of the shareholders.

         o In executing its oversight role the Committee shall review the work of external auditors. As the external auditors review financial reports, they shall report all significant issues to the Committee.

         o The Committee shall annually review the performance (effectiveness and independence) of the external and internal auditors. The Committee shall propose to the full Board the selection and, when appropriate, the replacement of the external auditors. The Committee shall discuss with the external auditor the matters required to be discussed by the Statements of Auditing Standards. The Committee shall ensure receipt of a formal written statement from the external auditors consistent with standards set by the Independence Standards Board, and shall discuss with the external auditor relationships or services that may affect auditor objectivity or independence. If the Committee is not satisfied with the auditors' assurances of independence, it shall take, or recommend that the full Board take, appropriate action to ensure the independence of the external auditor.

         o The internal audit function shall be responsible to the Board of Directors through the Committee. Changes in the director of internal audit (or equivalent) shall be subject to Committee approval.

         o If either the internal or external auditor identifies significant issues relative to the overall Board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they should communicate these issues to the Committee chairman.

[X] Please mark your
    votes as in this
    example using
    dark ink only.


             FOR ALL NOMINEES LISTED         WITHHOLD AUTHORITY
             BELOW (except as marked to   to vote for all nominees
                the contrary below)            listed below
                                                                                                               FOR  AGAINST  ABSTAIN
1. ELECTION           [ ]                          [ ]           2. PROPOSAL TO APPROVE THE APPOINTMENT OF     [  ]   [  ]     [  ]
   OF                                                               ERNST & YOUNG LLP AS INDEPENDENT AUDITORS
   DIRECTORS                                                        OF THE COMPANY.

To withhold authority for any individual nominee strike a line   3. In their discretion, the Proxies each are authorized to vote
through the nominee's name:                                         upon such other business as may properly come before the 2001
                                                                    Annual Meeting and at any adjournment(s) thereof.
John J. Hurley, Horace H. Sibley, Howard W. Speaks, Jr.

                                                                                Dated: ________________________________________ 2001

                                                                                ____________________________________________________
                                                                                (Signature of Stockholder)

                                                                                ____________________________________________________
                                                                                (Signature of Joint Stockholder, if any)

                                                                                IMPORTANT: Please date this proxy and sign exactly
                                                                                as your name appears hereon. If stock is held
                                                                                jointly, both holders should sign. Executors,
                                                                                administrators, trustees, guardians and others
                                                                                signing in a representative capacity should give
                                                                                full title. Please check box if you intend to be
                                                                                present at the meeting: [ ]

                                                                                PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                                                                                CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                     PROXY IS SOLICITED BY AND ON BEHALF OF
             THE BOARD OF DIRECTORS OF GLENAYRE TECHNOLOGIES, INC.

         The undersigned hereby appoints Clarke H. Bailey and Eric L. Doggett and each of them, as Proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Glenayre Technologies, Inc. held by the undersigned on March 20, 2001 at the 2001 Annual Meeting of Stockholders to be held at the SouthPark Suite Hotel at 6300 Morrison Boulevard, Charlotte, North Carolina 28211 on May 17, 2001 at 11:00 a.m., local time, and at any adjournment(s) thereof.

         This proxy when properly executed will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE WITH RESPECT TO ANY PROPOSAL, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES AND "FOR" PROPOSAL 2.

         Receipt of the Notice of the 2001 Annual Meeting and accompanying Proxy Statement is hereby acknowledged.




                         (To Be Signed on Reverse Side)